UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    January 29, 2010

Culp, Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-12781	56-1001967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1823 Eastchester Drive High Point, North Carolina 27265
(Address of Principal Executive Offices) (Zip Code)
(336) 889-5161
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

On January 29, 2010, Culp, Inc. (the “Company”) received a letter from the New York Stock Exchange (the “NYSE”) notifying the Company that it is back in compliance with the NYSE’s continued listing standards.  In accordance with the NYSE’s Listed Company Manual, the Company will be subject to a 12-month follow-up period of receive to ensure that the Company does not once again fall below the NYSE’s continued listing standards.

On February 1, 2010, the Company issued a news release announcing its return to compliance with the NYSE standards.  A copy of the release is attached hereto as Exhibit 99.1.

Item 9.01.       Financial Statements and Exhibits.

(d)     Exhibits

 Exhibit 99.1 – News Release dated February 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 1, 2010

Culp, Inc.

		By:	/s/ Kenneth R. Bowling
Kenneth R. Bowling
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	News Release dated February 1, 2010